UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 18, 2013

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel	4951778
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 3-9241114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07

Submission of Matters to a Vote of Security Holders.

On July 18, 2013, our majority stockholder acted by way of majority written consent action (pursuant to a solicitation of consents commenced on July 16, 2013, and in lieu of a special meeting of stockholders) to approve the reverse stock split of one share for each four and one-half shares outstanding (1:4.5) (the “Reverse Split”) approved and authorized by Board of Directors on July 15, 2013.  It is anticipated that the Reverse Split will become effective on August 6, 2013 following the filing of the Certificate of Amendment with the Delaware Secretary of State.  A copy of the Certificate of Amendment is included as an exhibit to this report.

The Company is no longer soliciting votes pertaining to the item above.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date:  July 18, 2013

By: /s/ Barak Singer

Barak Singer, Chief Executive Officer

2